UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
February 12, 2008

FORESTAR REAL ESTATE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
1300 MoPac Expressway South, Suite 3S
Austin, Texas 78746
(Address of Principal Executive Offices including Zip Code)
(512) 433-5200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On February 12, 2008, the Board of Directors of Forestar Real Estate Group Inc. (the “Company”) appointed Michael E. Dougherty as a director of the Company. Mr. Dougherty was appointed to the Nominating and Governance Committee of the Board of Directors of the Company. For a description of the terms of director compensation and agreements the Company enters into with its directors, see the description set forth in the section entitled “Management — Director Compensation” in the Information Statement filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2007. In addition, on February 12, 2008, the Company granted to Mr. Dougherty, along with the other directors, a stock option to acquire 20,000 shares of Company common stock, with an exercise price equal to the closing price per share on the date of grant as reported on the New York Stock Exchange and which vests as follows: 6,500 shares on the first anniversary of the date of grant, 6,500 shares on the second anniversary of the date of grant, and 7,000 shares on the third anniversary of the date of grant.
(e) On February 12, 2008, the Management Development and Executive Compensation Committee of the Board of Directors of the Company approved the forms of nonqualified stock option agreement, restricted stock agreement, and restricted stock units agreement for equity awards granted pursuant to the Company’s 2007 Stock Incentive Plan. Such forms are attached as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) On February 12, 2008, the Board of Directors of the Company approved an amendment to the Amended and Restated Bylaws of the Company to change the Company’s fiscal year. Starting in fiscal year 2008, the Company elected to change its fiscal year from a 52/53-week fiscal year ending on the Saturday closest to December 31 to a calendar year. As a result of this change, and pursuant to Rule 13a-10 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company will file in respect of the fiscal year ending December 31, 2008 an annual report on Form 10-K that will cover the last two days of calendar year 2007 (December 30 and 31, 2007) in addition to the calendar year 2008. Pursuant to Rule 13a-10 of the Exchange Act, the Company will not be filing a separate transition report or separate financial information for the two day period of December 30 and 31, 2007. The amendment is attached as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	First Amendment to Amended and Restated Bylaws of Forestar Real Estate Group Inc.

10.1	Form of Nonqualified Stock Option Agreement

10.2	Form of Restricted Stock Agreement

10.3	Form of Restricted Stock Units Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR REAL ESTATE GROUP INC. (Registrant)
Dated: February 19, 2008	By:	/s/ David M. Grimm
	Name:	David M. Grimm
	Title:	Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	First Amendment to Amended and Restated Bylaws of Forestar Real Estate Group Inc.

10.1	Form of Nonqualified Stock Option Agreement

10.2	Form of Restricted Stock Agreement

10.3	Form of Restricted Stock Units Agreement